UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2025

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value per share	WGRX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Exercise of Warrants

On October 24, 2025, certain holders of warrants exercised warrants at an exercise price of $0.70 per share of common stock resulting in the issuance of 3,111,429 shares of the Company’s common stock in the aggregate to such holders.

Integra Health Inc. Debt Conversion Agreement

On October 30, 2025, the Company entered into a Debt Conversion Agreement (the “Integra Health DCA”), by and among the Company, Integra Health Inc., a Florida corporation (“Integra Health”), and WoodSage LLC, a Florida limited liability company and a wholly-owned subsidiary of the Company (“WoodSage”). The Integra Health DCA addressed the conversion of indebtedness in the amount of $1,3000,000 due pursuant to a promissory note issued by WoodSage in favor of Integra Health, dated as of August 22, 2023 (the “Note”). Under the Integra Health DCA, the indebtedness in the among of $1,300,000 was converted into shares of the Corporation’s common stock at a price per share of $0.70 for an aggregate number of shares of 1,857,143 in full satisfaction of the obligations of WoodSage outstanding under the Note.

Integra Pharma Solutions, LLC Debt Conversion Agreement

On October 30, 2025, the Company entered into a Debt Conversion Agreement (the “Integra Pharma DCA”), by and among, the Company, Integra Pharma Solutions, LLC, a Florida limited liability company (“Integra Pharma”), and WoodSage. The Integra Pharma DCA addressed the conversion of indebtedness in the amount of $4,019,859 due to Integra Pharma by WoodSage in connection with the Sale of Goods Agreement by and between Integra Pharma and WoodSage, dated as of August 2023 (the “Sale Agreement”). Under the Integra Pharma DCA, the indebtedness in the among of $4,019,859 was converted into shares of the Corporation’s common stock at a price per share of $0.70 for an aggregate number of shares of 5,742,656 143 in full satisfaction of the obligations of WoodSage outstanding under the Sale Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025	WELLGISTICS HEALTH, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President